NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund

Supplement dated April 1, 2025
to the Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Amundi Strategic Income Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on December 11, 2024, the Board approved an amendment to the subadvisory agreement with Victory Capital Management Inc. (“Victory Capital”) for the Nationwide Amundi Strategic Income Fund, a series of the Trust (the “Fund”). The Board approved this agreement because Amundi Asset Management US, Inc. (“Amundi”), the subadviser to the Fund, was acquired by Victory Capital (the “Transaction”). Upon the closing of the Transaction, a change in control of Amundi occurred that caused Amundi’s subadvisory agreement with the Trust to terminate. No changes to the Fund’s portfolio management team occurred as a result of the Transaction.

2.	Effective immediately, the Prospectus is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Victory Capital Management Inc. (“Victory Capital”)

b.	The information relating to Amundi Asset Management US, Inc. under the heading “Fund Management – Subadvisers” on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”), located at 15935 La Cantera Pkwy, San Antonio, TX 78256, is the subadviser to the Nationwide Amundi Strategic Income Fund. Victory Capital is a global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Victory Capital’s Pioneer Investments investment franchise.

c.	The information relating to the Fund under the heading “Fund Management – Portfolio Management” beginning on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

Nationwide Amundi Strategic Income Fund

Jonathan M. Duensing, CFA, is the lead portfolio manager with final decision-making authority for the portfolio management of the Fund. Mr. Duensing is primarily responsible for the interest rate, sovereign, investment grade credit and securitized asset positioning themes in the Fund. Ken Monaghan, as Co-Director of High Yield, is primarily responsible for the high yield bond portion of the Fund. Jeffrey Galloway, CFA is primarily responsible for monitoring and recommending portfolio exposures with particular emphasis on corporate credit.

Mr. Duensing is Head of Fixed Income, US and Senior Portfolio Manager of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 1996.

Mr. Monaghan is Managing Director, Co-Director of Global High Yield and Portfolio Manager of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 2014.

Mr. Galloway is Senior Vice President, Portfolio Manager, and Senior Credit Analyst of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 2006.

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